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                                                                    EXHIBIT 10.4

                                KCS ENERGY, INC.
                     2005 EMPLOYEE AND DIRECTORS STOCK PLAN

                       SUPPLEMENTAL STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

        This Supplemental Stock Option Agreement (the "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between KCS Energy, Inc., a Delaware corporation (together with its Subsidiaries, if any, the "COMPANY"), and the participant named below, including where appropriate the beneficiaries, executors, administrators, or person or persons to whom the Option may be transferred by will or by the laws of descent and distribution (the "PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the KCS Energy, Inc. 2005 Employee and Directors Stock Plan (the "PLAN").

          Participant:
                                              ---------------------------------

          Address:
                                              ---------------------------------



          Total Option Shares:
                                              ---------------------------------

          Exercise Price Per Share:
                                              ---------------------------------

          Date of Grant:
                                              ---------------------------------

          Expiration Date:
                                              ---------------------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, pursuant to the Plan, the Company desires to afford the Participant the opportunity to acquire, or enlarge, the Participant's ownership of the Company's Common Stock, so that the Participant may have a direct proprietary interest in the Company's success.

        NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "OPTION SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. The Option shall be outstanding commencing on the Date of Grant specified above and ending on the Expiration Date set forth above (the "OPTION PERIOD").
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        2. LIMITATION ON EXERCISE OF OPTION. Subject to the terms and conditions set forth herein and in the Plan, the Option will become vested and exercisable with respect to thirty-three and one-third percent (33- 1/3%) of the shares subject to the Option on the first anniversary of the Date of Grant and as to an additional thirty-three and one-third percent (33- 1/3%) of the shares on each of the two subsequent anniversaries of the Date of Grant until the Option is 100% vested; provided, that, the Participant is then in Continuous Service. A vested Option may not be exercised for less than a full share. If application of the vesting percentage causes a fractional Share to otherwise become exercisable, such Share shall be rounded down to the nearest whole Share for each year except for the last year in such vesting period, at the end of which vesting period this Option shall become exercisable for the full remainder of the unexercised Shares subject to the Option. Upon the occurrence of a Change in Control, the Option shall become 100% vested and exercisable; provided, that, the Participant is then in Continuous Service. If the Participant's Continuous Service terminates upon the death, Total and Permanent Disability or Retirement of Participant, the Option shall become 100% vested and exercisable; provided, that, the Participant is then in Continuous Service. The determination of whether or not a Participant has satisfied the definition of Retirement specified in the Plan shall be within the sole discretion of the Administrator.

        3.     TERMINATION OF SERVICE.

               (a) If the Participant's Continuous Service is terminated for any reason, the unvested portion of the Option shall terminate immediately and the Participant may exercise the vested portion as provided in this Section 3. Outstanding Options that are not exercisable at the time a Participant's Continuous Service terminates for any reason other than Cause shall be forfeited and expire at the close of business on the date of such termination.

               (b) If the Participant's Continuous Service is terminated for any reason other than death, Total and Permanent Disability or Cause (including Retirement or an involuntary termination by the Company without Cause at any time within 12 months following a Change in Control), the Participant may exercise the vested portion of the Option, but only to the extent the Option was exercisable immediately prior to termination of Continuous Service Subject to any acceleration events provided in Section 2 hereof), until the earlier of the expiration of the Option Period or, except as set forth below, the date that is three (3) months following the termination of the Participant's Continuous Service, and the Option shall thereafter terminate and cease to be exercisable.

               (c) If the Participant's Continuous Service is terminated as a result of the Participant's death, or if the Participant dies within three (3) months following the date of termination of Continuous Service, the vested portion of the Option may be exercised by the Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant's death, until the earlier of the expiration of the Option Period or the date that is twelve (12) months following the date of death, and the Option shall thereafter terminate and cease to be exercisable.

               (d) If the Participant's Continuous Service is terminated as a result of the Participant's Total and Permanent Disability, the Participant may exercise the vested portion of the Option until the earlier of the expiration of the Option Period or the date that is twelve (12)


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months following the termination of the Participant's Continuous Service, and the Option shall thereafter terminate and cease to be exercisable.

               (e) If the Participant's Continuous Service is terminated as a result of the Participant's termination of service or removal as a Director for Cause, all outstanding Options granted to such Participant shall expire as of the commencement of business on the date of such termination of Continuous Service.

               (f) If the exercise of the Option following the termination of the Participant's Continuous Service (other than upon the Participant's death or Total and Permanent Disability) would be prohibited at any time solely because the exercise of the Option or issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law requirement, then the Option shall terminate on the earlier of (a) the expiration of the Option Period or (b) the expiration of a period after termination of the Participant's Continuous Service that is three
(3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

               (g) The Participant acknowledges and agrees that the continued vesting of the Option granted hereunder is premised upon his provision of future services as a director of the Company, and the vesting of such Option shall not accelerate upon his termination of service for any reason unless specifically provided for herein.

        4. TIME AND METHOD OF EXERCISING OPTION. The Participant may elect to exercise the Option, to the extent vested, by giving written notice, in such form as the Administrator may require, to the Company and tendering to the Company the full purchase price of the shares of Common Stock for which the election is made. The purchase price of Common Stock acquired pursuant to the Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash (by check) at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the Exercise Price may be paid: (1) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock; (2) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "Cashless Exercise"); or (3) in any other form of legal consideration that may be acceptable to the Administrator. Payment of the Exercise Price in the form of a Stock for Stock Exercise or other form is subject to pre-


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approval by the Administrator, in its sole discretion, in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

        If the purchase price of the Common Stock acquired pursuant to the Option is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly, from the Company, the purchase price shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), a Cashless Exercise or other transaction by the Participant that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or a Subsidiary in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78m(k)) shall be prohibited.

        5. ISSUANCE OF SHARES. Except as otherwise provided in the Plan or this Agreement, and subject to applicable law, as promptly as practicable after receipt of such written notification of exercise and full payment of the Exercise Price and any required income tax withholding, if any, the Company shall issue or transfer to the Participant (or such other person as contemplated under this Agreement) the number of Option Shares with respect to which Options have been so exercised (less shares withheld in satisfaction of tax withholding obligations, if any), and shall deliver to the Participant a certificate or certificates therefore, registered in the Participant's name.

        6. NON-TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution (or to a designated beneficiary in the event of the Participant's death), and the Option shall be exercisable during the Participant's lifetime only by the Participant or his guardian or legal representative, provided that such transfer or exercise complies with the requirements for exemption from Section 16(b) of the Exchange Act.

        7. NO RIGHT TO CONTINUED SERVICE. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the service of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate the services of or discharge the Participant at any time for any reason whatsoever.

        8. ADJUSTMENTS/CHANGE IN CONTROL. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then (i) the number and/or class of shares subject to this Option and (ii) the Exercise Price of this Option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number


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of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. If a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of this Option by the Company (if the Company is the surviving entity); (ii) the assumption of the Plan and this Option by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of an option with substantially the same terms for this Option; (iv) the cancellation of this Option in consideration for a payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise (i.e., to the extent vested); or (v) the cancellation of this option without payment of any consideration. If this option would be canceled without payment of consideration for vested shares, Optionee shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Optionee with a notice of cancellation, to exercise this option in whole or in part without regard to any installment exercise provisions in this Agreement.

        9. SECTION 409A OF THE CODE. In the event the Administrator determines at any time that this Option has been granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code, notwithstanding any provision of the Plan or this Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 2.5 and Section 7 of the Plan. The specified exercise date and term shall be the default date and term specified in
Section 7 of the Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if this Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of this Agreement do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 7 of the Plan.

        10. RIGHTS AS SHAREHOLDER. Neither the Participant nor a beneficiary or other person claiming through the Participant shall have any interest in any shares of Common Stock allocated for purposes of the Plan or subject to the Option until such shares of Common Stock shall have been transferred to the Participant or such person. Furthermore, the existence of the Option shall not affect the right or power of the Company or its shareholders to (a) make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (b) issue any bonds, debentures, preferred or prior preference stocks affecting the Common Stock of the Company or the rights thereof; (c) dissolve or liquidate the Company, or effectuate a sale or transfer of all or any part of its assets or business; or (d) take any other corporate action, whether of a similar character or otherwise.


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        11. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Participant hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue shares of Common Stock or make any payment pursuant to the Plan if counsel to the Company determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange or automated quotation system upon which the Common Stock is then listed or quoted. In connection with any stock issuance or transfer, the Participant or other person claiming through the Participant and acquiring the shares shall, if requested by the Company, give assurances and take any actions satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obligated to take any action in order to cause the exercise of the Option.

        12. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to him at his address as recorded in the records of the Company. Notwithstanding the foregoing, at such time as the Company institutes a policy for delivery of notice by e-mail, notice may be given in accordance with such policy.

        13. NON-QUALIFIED STOCK OPTION. The Option granted hereunder is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

        14. BINDING EFFECT. Subject to Section 6 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

        15. GOVERNING LAW. To the extent not otherwise governed by the Code or the laws of the United States, this Agreement shall be governed by the laws of the State of Delaware and construed in accordance therewith without regard to its conflict of law principles.

        16. PLAN. The terms and provisions of the Plan are incorporated herein by reference, and the Participant hereby acknowledges receiving a copy of the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

        17. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and the Participant's heirs, executors, administrators, and legal representatives.

        18. GENDER AND NUMBER. The masculine pronoun shall be deemed to include the feminine, and words in the singular shall be deemed to include the plural and the plural shall be deemed to include the singular, unless a different meaning is plainly required by the context.


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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Date of Grant. By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement and the KCS Energy, Inc. 2005 Employee and Directors Stock Plan, a copy of which is attached to and made a part of this document.

                                                   KCS ENERGY, INC.


                                                   By:
                                                       -------------------------
                                                       Name:
                                                       Title:



                                                   PARTICIPANT

                                                   -----------------------------



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